STOCK CONTRIBUTION
                                   AND
                      REGISTRATION RIGHTS AGREEMENT


                             By and Between


                      INLAND STEEL INDUSTRIES, INC.


                                   and


                       THE NORTHERN TRUST COMPANY


                              as Trustee of


                  INLAND STEEL INDUSTRIES PENSION PLAN



                           STOCK CONTRIBUTION
                                   AND
                      REGISTRATION RIGHTS AGREEMENT

      This Agreement is entered into as of May 1, 1995, by and between Inland Steel Industries, Inc., a Delaware corporation (the "Issuer"), and The Northern Trust Company, as trustee (the "Trustee") of a trust established under the Inland Steel Industries Pension Plan (the "Pension Plan," which term, as used herein, shall include the Trustee acting on behalf of the Pension Plan), for the account and on behalf of the Pension Plan (which shall thereby be deemed a party to this Agreement). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in Section 1.

      WHEREAS, Issuer intends to contribute 3,946,385 shares of Common Stock to the Pension Plan; and

      WHEREAS, the Pension Plan is prepared to accept the Common Stock that may be contributed to it as described herein and to hold and dispose of any such Common Stock on the terms and conditions hereinafter stated; and

      WHEREAS, the Trustee has been appointed by the named fiduciary of the Pension Plan (the "Named Fiduciary") (as determined in accordance with
Section 402(a) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), to exercise all rights, powers and privileges appurtenant to any shares of Common Stock held by the Pension Plan as described herein (subject to termination thereof in accordance with the trust agreement); and

      WHEREAS, the Trustee has full power and authority to execute and deliver this Agreement for the account and on behalf of the Pension Plan and to so bind the Pension Plan;

      NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Issuer and the Pension Plan agree as follows:

1.    Definitions.

      "Blackout Period" means (i) any period of time during which a Transfer has been postponed pursuant to Section 3(f), which period shall continue until notice of the termination of such postponement has been delivered to the Pension Plan, and (ii) any holdback period during which Transfers are not permitted by operation of Section 8(a).

      "Business Day" means any day on which the New York Stock Exchange, Inc. is open for trading.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Common Stock" means Common Stock, par value $1.00 per share, of Inland Steel, including the preferred stock purchase rights attached thereto, and any securities issued or issuable with respect to the Common Stock in connection with any stock dividend, spin-off, stock split, reverse stock split, combination of shares, recapitalization, merger, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof. In the event of any of the foregoing with respect to the Common Stock or similar transactions affecting the Common Stock, all references herein to Common Stock and to any specific number of shares of Common Stock shall be appropriately adjusted to give effect thereto, and shall include reference to all securities of the same class regardless of whether any such securities were issued or issuable with respect to the securities that previously constituted the Common Stock.

      "Commission" means the United States Securities and Exchange
Commission.

      "Contribution" is defined in Section 2(a).

      "ERISA" is defined in the preamble.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      "Inland Steel" means Inland Steel Industries, Inc., a Delaware corporation.

      "Issuer" means, initially, Inland Steel, and thereafter, each successor issuer as described in Section 13(a).

      "Named Fiduciary" is defined in the preamble.

      "Negotiated Transfer" is defined in Section 5(a).

      "Negotiated Transfer Notice" is defined in Section 5(a).

      "Negotiated Transfer Price" is defined in Section 5(b)(i).

      "Participation Registration" is defined in Section 7(a).

      "Pension Plan" is defined in the preamble.

      "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

      "Piggyback Underwritten Transfer" is defined in Section 6(c).

      "Registered Transfer" is defined in Section 3(g).

      "Registrable Securities" means the Common Stock contributed pursuant to this Agreement, and any securities issued or issuable with respect to the Common Stock in connection with any stock dividend, spin-off, stock split, reverse stock split, combination of shares, recapitalization, merger, consolidation, redemption, exchange of securities or other reorganization or reclassification after the date hereof. In the event of any of the foregoing with respect to the Registrable Securities or similar transactions affecting the Registrable Securities, all references herein to any designation of securities and to any specific number of shares or Registrable Securities shall be appropriately adjusted to give effect thereto. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been Transferred by the Pension Plan in accordance with all applicable provisions of this Agreement.

      "Rule 144" means Rule 144 under the Securities Act.

      "Rule 415" means Rule 415 under the Securities Act.

      "Rule 429" means Rule 429 under the Securities Act.

      "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      "Share Limitation" means advice from the lead underwriter or co-managers of any offering in connection with a Participation Registration or Piggyback Underwritten Transfer to Issuer or the Person proposing the Participation Registration, in the case of a Participation Registration, or the Pension Plan, in the case of a Piggyback Underwritten Transfer, in writing that in its or their opinion the number of Registrable Securities or shares of Common Stock, as the case may be, requested to be included in such offering exceeds, together with other shares of Common Stock to be included therein, the number of shares of Common Stock that can be sold in such offering without adversely affecting the price or marketability of the offering.

      "Shelf Registration Statement" is defined in Section 4(a).

      "Tender Offer" means an exchange offer, a tender offer or a request or invitation for tenders (as such terms are used in Sections 14(d) or 14(e) of the Exchange Act and the rules and regulations thereunder) for Common Stock.

      "Transfer" means any sale, transfer or other disposition (including any pledge and any disposition upon the foreclosure of any pledge) or any agreement to do any of the foregoing.

      "Transfer Premium" is defined in Section 5(b)(i).

      "Trustee" is defined in the preamble.

      "Underwritten Transfer" is defined in Section 6(a).

2.    Contribution of Registrable Securities.

      (a) Issuer agrees to contribute (the "Contribution") to the Pension Plan on the date hereof 3,946,385 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock. Pension Plan has determined, based on an opinion of Duff & Phelps Capital Markets Co., that the fair market value of the Common Stock contributed by Inland Steel is $99,999,817.35. Such amount shall be credited against Inland Steel's obligations to the Pension Plan.

      (b) Delivery of certificates representing the shares of Common Stock contributed shall be made to the Pension Plan at the offices of the Trustee for the Pension Plan (or such other place as may be mutually agreed upon), in such form as shall permit, subject to the provisions of this Agreement, the Transfer of the Registrable Securities through normal means of settlement, not later than 5:00 p.m., Chicago time, on the fourth full Business Day after the date hereof. Such certificates shall be in due and proper form for delivery under applicable corporate law and shall be accompanied by such other documents and certificates as may be reasonably required by the Trustee to confirm that the Pension Plan, upon receipt of such certificates, may, subject to the provisions of this Agreement, transfer record and beneficial ownership of the shares of Common Stock represented by such certificates; provided, however, that, subject to
Section 2(c) below, each such certificate representing the Registrable Securities shall conspicuously bear legends in substantially the following form:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCK CONTRIBUTION AND REGISTRATION RIGHTS AGREEMENT, DATED MAY 1, 1995 BY AND BETWEEN THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND THE NORTHERN TRUST COMPANY, AS TRUSTEE OF A TRUST ESTABLISHED UNDER THE INLAND STEEL INDUSTRIES PENSION PLAN, THAT CONTAINS, AMONG OTHER THINGS, CERTAIN RESTRICTIONS ON THE TRANSFER OF SUCH SECURITIES. A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

      (c) Issuer will instruct its transfer agent that the legends set forth in Section 2(b) shall be removed upon the Pension Plan's Transfer of shares of Common Stock, other than a Transfer pursuant to Section 3(a)(ii) or (a)(vii), if such Transfer is made in accordance with all applicable provisions of this Agreement; provided, however, that if such Transfer is a Transfer that is neither registered under the Securities Act nor made pursuant to Rule 144, the first legend shall remain on the certificates representing such shares until such time as the restrictions set forth in such legend cease to be applicable.

      (d) The Pension Plan represents and warrants that it, together with its investment managers, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Registrable Securities. The Pension Plan understands and acknowledges that the Contribution has not been and, except as set forth herein, will not be registered under the Securities Act or any state securities law and that the Registrable Securities may not be the subject of any Transfer except as expressly permitted by this Agreement.

      (e) For so long as any Registrable Securities are held by the Pension Plan, Issuer will not seek or allow any member of its controlled group to seek a variance pursuant to Section 412(d) of the Code or any successor provision from the minimum funding standard applicable to the Pension Plan.

3.    Limitations on Transfers.

      (a) Without the written consent of Issuer, the Pension Plan shall not make any Transfer of any Registrable Securities other than, in each case in accordance with the terms and conditions of this Agreement, pursuant to (i) the Shelf Registration Statement in accordance with the plan of distribution described therein, subject to Sections 3(d) and (e) and, as to Underwritten Transfers, Section 6, and, as to Participation Registrations, Section 7, (ii) as described in Section 3(b), (iii) Rule 144, subject to Sections 3(c), (d) and (e), (iv) a Transfer to Issuer or a wholly-owned direct or indirect subsidiary of Issuer pursuant to a self-tender offer or otherwise, (v) a Tender Offer, (vi) a Negotiated Transfer permitted under Section 5 below, subject to Section 3(e), and
(vii) a Transfer pursuant to a merger or consolidation in which Issuer is a constituent corporation, subject to Section 13(a).

      (b) Notwithstanding the provisions of this Agreement to the contrary, the Pension Plan may at any time deliver to Issuer a written notice that the Pension Plan proposes to make a Transfer of Registrable Securities to or for the benefit of an employee benefit plan maintained or contributed to by Issuer or any of its affiliates in connection with the satisfaction of ordinary course funding obligations or investment objectives with respect to such employee benefit plan. Each notice of a proposed Transfer pursuant to this Section 3(b) shall be delivered a reasonable period of time before such proposed Transfer and, in any event, not less than 30 days before such proposed Transfer. The Pension Plan shall establish, to the reasonable satisfaction of Issuer, that such proposed Transfer is in compliance with ERISA, federal and state securities laws and regulations and other applicable laws and regulations. Notwithstanding the foregoing, the Pension Plan shall not effect any such Transfer if Issuer's legal counsel advises Issuer and the Pension Plan in writing that such Transfer would constitute a "prohibited transaction" (as described in Section 4975 of the Code), unless the Pension Plan establishes to the reasonable satisfaction of Issuer that an exemption from such
Section is available.

      (c) Prior to making any Transfer of Registrable Securities pursuant to Section 3(a)(iii) or, without registration, under Section 3(a)(vi), the Pension Plan shall deliver to Issuer an opinion of counsel (who may be an officer or employee of the Trustee) reasonably satisfactory to Issuer to the effect that such Transfer may be made without registration under the Securities Act in reliance upon Rule 144 or other specified exemption.

      (d) Except in the case of an Underwritten Transfer or a Participation Registration, prior to making any Transfer of Registrable Securities pursuant to Sections 3(a)(i) or (iii), the Pension Plan shall deliver to Issuer a written notice that the Pension Plan proposes to make one or more Transfers of Registrable Securities. Such notice shall state
(i) the section of this Agreement pursuant to which the Pension Plan proposes to Transfer Registrable Securities, (ii) the maximum number of shares that the Pension Plan proposes to Transfer and (iii) whether the Transfer or Transfers will occur on a date specified in such notice or during a period of time specified in the notice not to exceed ten Business Days commencing on a date specified in such notice. Each notice of a proposed Transfer pursuant to this Section 3(d) shall be delivered a reasonable period of time before such proposed Transfer and, in any event, not less than two Business Days before the first such proposed Transfer.

      (e) Except as provided in following sentence, the Pension Plan may not Transfer Registrable Securities pursuant to Section 3(a)(i), (iii) or
(vi) if the aggregate number of shares of Registrable Securities sold by the Pension Plan pursuant to such sections during the three months preceding the date of the proposed sale of Registrable Securities together with the number of shares of Registrable Securities that the Pension Plan proposes to sell exceeds the greater of (i) one percent of the shares of outstanding Common Stock, or (ii) the average weekly reported volume of trading in such securities on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the receipt of any notice required by this Agreement, or if no such notice is required the proposed date of the Transfer, or (iii) the average weekly volume of trading in such securities reported through the consolidated transaction reporting system contemplated by Rule 11Aa3-1 under the Exchange Act during the four-week period specified in clause (ii) of this Section 3(e); provided, however, that the limitation contained in this Section 3(e) shall not apply to an Underwritten Transfer or a Participation Registration. In the case of a Negotiated Transfer, the percentage in clause (i) in the preceding sentence shall be increased to four percent provided that (i) the Pension Plan has agreed to sell the Registrable Securities at a premium of at least ten percent over the closing market price of the Common Stock on the date of the notice required by Section 5(a) as reported in the New York Stock Exchange Composite Transactions in The Wall Street Journal and (ii) the transferee represents and warrants to the Pension Plan and Issuer in writing that such transferee is acquiring such Registrable Securities for its own account, or for one or more accounts as to each of which such transferee exercises sole investment discretion, for investment purposes only and not with a view to, or for resale in connection with, any distribution (within the meaning of the Securities Act).

      (f) Subject to Section 3(g), Issuer may postpone the initial filing or effectiveness of the Shelf Registration Statement or the making of any Transfer of Common Stock (or any purchase or Transfer of securities convertible into or exchangeable or exercisable for Common Stock or any securities the value of which is derived from the Common Stock), whether registered or not, at any time if Issuer determines, in its reasonable judgment, and so certifies to the Pension Plan in writing, that (i) such action or proposed action would interfere with any proposal or plan by Issuer or any of its affiliates to engage in any material acquisition, merger, consolidation, Tender Offer, securities offering (including any proposal or plan to register or offer Common Stock existing as of the time of the Pension Plan's notice to Issuer of a proposed Negotiated Transfer) or other material transaction or (ii) would require Issuer to make a public disclosure of previously non-public material information. Issuer agrees that it will terminate any such postponement as promptly as reasonably practicable and will promptly notify the Pension Plan of such termination. In making any such determination to initiate or terminate a postponement, Issuer shall not be required to consult with or obtain the consent of the Pension Plan or any investment manager therefor (including the Trustee), and any such determination shall be Issuer's responsibility alone, and neither the Pension Plan nor any investment manager for the Pension Plan (including the Trustee) shall be responsible or have any liability therefor.

      (g) Notwithstanding any other provision of this Agreement, if within 395 days following the delivery of a written notice of or request for a Transfer by the Pension Plan, such Transfer has not been consummated and such request has not been withdrawn and (i) in the case of a Negotiated Transfer that is to be registered under the Securities Act pursuant to this Agreement or a Transfer specified in Section 3(a)(i) (each a "Registered Transfer"), there has not been a period of at least 20 consecutive days following both the request and the effective date of the Shelf Registration Statement without the occurrence of a Blackout Period or (ii) in the case of any other Transfer, there has not been a period of at least 20 consecutive days following the date of such request without the occurrence of a Blackout Period, then the Pension Plan may, at the end of such 395-day period, deliver to Issuer a second written request for a Transfer, and Issuer shall take all reasonable actions that are necessary to permit the Pension Plan to effect such Transfer, including, if such Transfer is a Registered Transfer, and the Shelf Registration Statement has not been filed, preparing and filing the Shelf Registration Statement for the Registered Transfer of the Registrable Securities requested to be registered in connection with such Registered Transfer within a period of 30 days following the delivery of such request and providing the Pension Plan with a period of at least 45 days following the effective date of such registration statement or, in the case of any Transfer other than a Registered Transfer or if the Shelf Registration Statement is then effective, following the date of the delivery of such request in either case, to allow for the marketing and Transfer of such Registrable Securities. Without limiting the generality of the foregoing, Issuer shall, within 60 days following the date of delivery of the Pension Plan's second request, terminate any proposal or plan or make any public disclosure that, in either case, would otherwise give rise to Issuer's right of postponement pursuant to Section 3(f). All of the Pension Plan's rights and all of Issuer's obligations under this Section 3(g) shall terminate from and after the time the Pension Plan no longer owns any Registrable Securities.

      (h) No Transfer of Registrable Securities in violation of this Agreement shall be made or recorded on the books of Issuer, and any such attempted Transfer shall be void and of no effect.

4.    Shelf Registration.

      (a) Subject to Sections 3(f) and 8(a), as promptly as reasonably practicable after the date hereof, Issuer shall prepare and file with the Commission a registration statement on Form S-3 pursuant to Rule 415 (the "Shelf Registration Statement") with respect to all of the Registrable Securities and use reasonable efforts to cause such Shelf Registration Statement to be declared effective as promptly after the initial filing thereof as reasonably practicable. Except as set forth in Section 13(a), Issuer shall not be obligated to file any other registration statement with respect to any of the Registrable Securities.

      (b) Issuer shall furnish to the Pension Plan and to any investment manager acting on behalf of the Pension Plan with respect to the Registrable Securities, and to one law firm representing the Pension Plan and each such investment manager, copies of the Shelf Registration Statement, the prospectus contained therein and any amendments or supplements thereto prior to filing such documents with the Commission, but only to the extent such documents contain information regarding the Pension Plan or such investment manager, with such documentation and any other documentation provided by this Agreement to be delivered to the Pension Plan and the investment manager acting on behalf of the Pension Plan and their counsel as provided in Section 13(d) unless otherwise directed by the Named Fiduciary or its delegate.

      (c) Subject to Sections 3(f) and 8(a), Issuer shall prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Shelf Registration Statement effective for the longer of (i) two years from the date of the Contribution and (ii) until the amount of Registrable Securities held by the Pension Plan is less than two percent of total outstanding shares of Common Stock, at which time Issuer shall have the right to file a post-effective amendment removing any shares then remaining unsold by the Pension Plan from registration. Notwithstanding the foregoing, Issuer may file a post-effective amendment removing any shares then remaining unsold by the Pension Plan from registration at any time with the consent of the Pension Plan, which consent shall not be unreasonably withheld.

      (d) Issuer shall furnish to the Pension Plan such number of copies of the Shelf Registration Statement, each amendment and supplement thereto, the prospectus included in the Shelf Registration Statement (including each preliminary prospectus) and such other documents as the Pension Plan and its counsel may reasonably request in order to facilitate the disposition of the Registrable Securities.

      (e) So long as Common Stock is listed on any United States securities exchange or a quotation system, Issuer shall use its best efforts to cause all of the Registrable Securities to be listed on such exchange or quotation system.

      (f) Issuer shall use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Pension Plan reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Pension Plan to consummate the disposition in such jurisdictions of the Registrable Securities (provided that Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction).

      (g)  During the period of time specified in any notice required by
Section 3(d), unless a Blackout Period is in effect, Issuer shall notify the Pension Plan, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Shelf Registration Statement may be required to be supplemented or amended in which case the Pension Plan shall not Transfer Registrable Securities until such time as Issuer has prepared a supplement or amendment to such prospectus.

      (h) Issuer shall enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the Pension Plan or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Securities.

      (i) Issuer shall make available (and cause the officers, directors, employees and independent accountants of Issuer and its subsidiaries to make available), to the extent reasonably requested by the Pension Plan or any underwriter, attorney, accountant or agent retained by the Pension Plan in connection with the Shelf Registration Statement, all financial and other records and pertinent corporate documents and properties of Issuer and its subsidiaries for inspection by the Pension Plan or any underwriter, attorney, accountant or other agent retained by the Pension Plan in connection with such registration.

      (j) Each of the parties will treat all notices of proposed Transfers and registrations, all notices pursuant to Sections 3(d) or 4(g) and all information relating to any Blackout Periods under Section 3(f) received from the other party with the strictest confidence and will not disseminate such information. Subject to Section 3(g), nothing herein shall be construed to require Issuer or any of its affiliates to make any public disclosure of information at any time. In the event Issuer has notified the Pension Plan that (i) the prospectus included in the Shelf Registration Statement contains an untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Commission has issued or threatened to issue any stop order suspending the effectiveness of the Shelf Registration Statement or has initiated proceedings for such purpose or (iii) Issuer has received any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, then the Pension Plan shall not deliver such prospectus to any purchaser unless and until a supplement or amendment to such prospectus has been prepared as set forth in Section 4(g) or until Issuer advises the Pension Plan in writing that the use of such Prospectus may be resumed.

      (k) The Pension Plan shall cooperate with Issuer in the preparation and filing of the Shelf Registration Statement under the Securities Act pursuant to this Agreement and provide Issuer with all information necessary to complete such preparation within a reasonable period of time prior to the proposed filing of such registration statement.

      (l)  Issuer shall file the reports required to be filed by it under
Section 13 of the Exchange Act or any successor thereto (or, if Issuer is not required to file such reports, make publicly available such information upon the request of the Pension Plan), and take such further action as the Pension Plan may reasonably request, all to the extent required to enable the Pension Plan to Transfer the Registrable Securities pursuant to Rule 144.

5.    Negotiated Transfers.

      (a) If the Pension Plan intends to make a Transfer of Registrable Securities pursuant to a negotiated transaction or series of related transactions effected on the same date and at the same price per share with one or more transferees (each such transaction or series of related transactions, whether registered or not, being referred to herein collectively as a "Negotiated Transfer"), the Pension Plan shall deliver to Issuer a written notice (the "Negotiated Transfer Notice") that the Pension Plan proposes to make such a Transfer. Each notice of a proposed Negotiated Transfer shall be delivered a reasonable period of time before the proposed Transfer and, in any event, not less than five Business Days before the proposed commencement of such proposed Transfer. Each notice of a proposed Negotiated Transfer shall specify (i) the approximate number of Registrable Securities proposed to be Transferred, (ii) the proposed timetable for the transaction, (iii) whether the proposed Transfer will be made pursuant to the Shelf Registration, (iv) the identity of the proposed transferee, (v) a representation as to whether the proposed transferee (or group of Persons related to the proposed transferee) is, or as a result of such Transfer will be (to the knowledge of the Pension Plan after reasonable inquiry), the beneficial owner, as defined for purposes of
Section 13(d) of the Exchange Act (or any successor thereto), of more than five percent of Issuer's outstanding Common Stock and, if so, information reasonably satisfactory to Issuer establishing the existence of a bona fide offer to purchase the Registrable Shares and the purchaser's financial ability to consummate the transaction, and (vi) the anticipated per share price for such Transfer.

      (b)  (i)   Unless approved in advance in writing by a duly authorized officer of Issuer, the Pension Plan shall not make a Negotiated Transfer to any one Person (or group of related Persons) if such Person (or group of related Persons) is, or as a result of such Negotiated Transfer will be (to the knowledge of the Pension Plan after reasonable inquiry), the beneficial owner, as defined for purposes of Section 13(d) of the Exchange Act (or any successor thereto), of more than five percent of Issuer's outstanding Common Stock. If Issuer does not approve the proposed Transfer referred to in the preceding sentence, Issuer shall give written notice of such denial to the Pension Plan within two Business Days of receipt by Issuer of the Negotiated Transfer Notice and, if Issuer reasonably determines that the proposed transferee's offer to purchase the Registrable Securities was bona fide, Issuer shall contribute to the Pension Plan within 90 days of receipt by Issuer of the Negotiated Transfer Notice cash in an amount equal to the difference between the price at which the purchaser would have purchased the Registrable Securities (the "Negotiated Transfer Price") that the Pension Plan proposed to Transfer to such transferee and the closing market price of the Common Stock on the date of such notice as reported in the New York Stock Exchange Composite Transactions in The Wall Street Journal (the "Transfer Premium"), provided, however, that with respect to any proposed Transfer to a purchaser, Issuer shall not be obligated to pay a Transfer Premium to the extent that Issuer shall have contributed or be obligated to contribute in respect of one or more prior proposed Transfers to such purchaser or such purchaser's affiliates a Transfer Premium for shares then held by the Pension Plan. If such amount shall not be paid within such 90 day period, the proposed Transfer shall be deemed to have been approved by Issuer.

           (ii) If any portion of the Negotiated Transfer Price for any Negotiated Transfer subject to this Section 5(b) is payable in consideration other than cash: (A) any Negotiated Transfer Notice given by the Pension Plan shall include a good faith determination by the Pension Plan as to the Negotiated Transfer Price; and (B) Issuer shall, within two Business Days of receipt of such Negotiated Transfer Notice, send written notice to the Pension Plan either agreeing to the Negotiated Transfer Price as set forth in the Negotiated Transfer Notice or setting forth its own good faith determination as to the Negotiated Transfer Price. Each such determination shall separately identify the value attributed to each component of the consideration constituting the Negotiated Transfer Price. If Issuer does not so agree to the Negotiated Transfer Price as set forth in the Negotiated Transfer Notice and Issuer and the Pension Plan, negotiating in good faith, are unable to reach an agreement on the Negotiated Transfer Price within five Business Days after receipt by Issuer of the Negotiated Transfer Notice, an investment banking firm shall be selected and instructed to determine the Negotiated Transfer Price as contemplated herein and submit to Issuer and the Pension Plan promptly (and in any event no later than 15 Business Days after the receipt by Issuer of the Negotiated Transfer Notice) a written report setting forth such determination. If Issuer and the Pension Plan are unable to agree on an investment banking firm within seven Business Days after receipt by Issuer of the Negotiated Transfer Notice, a firm shall be selected by lot (until a firm so selected has agreed to accept the engagement to determine the Negotiated Transfer Price as contemplated herein) from the top eight New York-based investment banking firms, as determined in each case by dollar volume of equity offerings in which such firms acted as lead underwriters, on the basis of the most recently available information, after Issuer and the Pension Plan have each eliminated one such firm and after the elimination of each such firm that represented the proposed transferee, Issuer or the Pension Plan in connection with such Negotiated Transfer or, within the 365-day period prior to the receipt of the Negotiated Transfer Notice, otherwise performed substantial services for the proposed transferee. If, as a result of the selection process set forth in the preceding sentence, no such firm is eligible to be so selected or no such firm accepts the engagement, Issuer and the Pension Plan shall promptly agree on an alternative process to promptly select an investment banking firm to determine the Negotiated Transfer Price as contemplated herein. In any case, the fees and expenses of such firm shall be borne by Issuer, and the determination of such firm shall be final and binding upon all parties; provided that, (i) if such determination results in a Negotiated Transfer Price greater than the Negotiated Transfer Price set forth by the Pension Plan, as contemplated above, the Negotiated Transfer Price determined by such firm shall be deemed to equal the Negotiated Transfer Price set forth by the Pension Plan or (ii) if such determination results in a Negotiated Transfer Price less than the Negotiated Transfer Price set forth by Issuer, as contemplated above, the Negotiated Transfer Price determined by such firm shall be deemed to equal the Negotiated Transfer Price set forth by Issuer. Issuer and the Pension Plan shall cooperate and provide each other (and any such firm) with the information (in reasonable detail) used in making its determinations with respect to the Negotiated Transfer Price and shall cooperate with any investment banking firm engaged to determine the Negotiated Transfer Price hereunder, including providing information as reasonably requested by such firm in connection with such determination.

      (c) If the Registrable Securities subject to any Negotiated Transfer are not to be registered under the Securities Act, the Pension Plan shall, prior to effecting such Negotiated Transfer, cause each transferee in such Negotiated Transfer to represent and warrant to the Pension Plan and Issuer in writing that (i) such transferee is acquiring such Registrable Securities for its own account, or for one or more accounts, as to each of which such transferee exercises sole investment discretion, for investment purposes only and not with a view to, or for resale in connection with, any distribution (within the meaning of the Securities Act), (ii) such transferee has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Registrable Securities, and (iii) such transferee acknowledges that such Transfer has not been and will not be registered under the Securities Act or any state securities law and such Registrable Securities may not be resold unless registered under the Securities Act or unless such resale is exempt therefrom.

      (d) The Pension Plan covenants that in connection with a Negotiated Transfer it will not directly or indirectly solicit offers to purchase Registrable Securities from any one Person (or group of related Persons) if such Person (or group of related Persons) is, or as a result of such Transfer will be (to the knowledge of the Pension Plan after reasonable inquiry), the beneficial owner, as defined for purposes of Section 13(d) of the Exchange Act (or any successor thereto), of more than five percent of Issuer's outstanding Common Stock.

      (e) Issuer shall make available members of the management of Issuer and its affiliates for such assistance as is reasonably requested by the Pension Plan and its counsel in selling efforts relating to any Negotiated Transfer.

6.    Underwritten Transfers.

      (a) The Pension Plan may make one or more Transfers of Registrable Securities pursuant to one or more underwritten public offerings reasonably designed to achieve a broad public distribution of the securities being offered (an "Underwritten Transfer"). If the Pension Plan intends to make such a Transfer, it shall deliver to Issuer a written notice to that effect not less than ten Business Days before the proposed commencement of such proposed Underwritten Transfer. Each notice of a proposed Underwritten Transfer shall specify the number of Registrable Securities proposed to be Transferred (which must be at least one million shares) and the proposed timetable for the transaction. The number of Underwritten Transfers that may be effected by the Pension Plan in any 12-month period shall not exceed two in the aggregate. The Pension Plan may withdraw any Underwritten Transfer notice prior to the commencement of the offering of Registrable Securities, in which case such request shall not be considered an Underwritten Transfer.

      (b) Issuer shall have the right to select the lead underwriter and co-manager or co-managers to administer any Underwritten Transfer, subject to the approval of the Pension Plan, which approval shall not be unreasonably withheld.

      (c) Subject to Section 6(d), there may be included in an Underwritten Transfer (a "Piggyback Underwritten Transfer") shares of Common Stock to be offered by Issuer and any holder or holders of Common Stock which have a contractual right to have such shares included in such offering with respect to which the Pension Plan has received a written request for inclusion therein within five business days after the date of the Pension Plan's notice pursuant to Section 6(a). Without limiting the generality of the foregoing, in order to so include such Registrable Securities, Issuer shall, to the extent necessary, file an additional registration statement for the Common Stock using a combined prospectus pursuant to Rule 429.

      (d) If there is a Share Limitation in connection with a Piggyback Underwritten Transfer, then there shall be included in such offering (i) first, the Common Stock that the Pension Plan proposes to Transfer and (ii) second, the Common Stock to be sold by Issuer and any holder or holders of Common Stock that shall have given the notice referred to in Section 6(c), reduced pro rata to the extent necessary to avoid a Share Limitation.

      (e) Issuer shall make available members of the management of Issuer and its affiliates for reasonable assistance in selling efforts relating to any Underwritten Transfer, to the extent customary for public offerings (including, without limitation, to the extent customary, senior management attendance at due diligence meetings with underwriters and their counsel and road shows).

7.    Participation Rights.

      (a) In the event that Issuer proposes to register any shares of Common Stock for its own account or for the account of any holder or holders of Common Stock under the Securities Act in an underwritten public offering (other than a registration statement for a delayed or continuous offering pursuant to Rule 415, a registration statement covering securities convertible into or exercisable or exchangeable for Common Stock, an offering of securities solely to Issuer's existing shareholder or otherwise in connection with any offer to exchange securities) (together with any underwritten public offering described in Section 7(b), a "Participation Registration"), Issuer shall give the Pension Plan written notice of such proposed registration no less than ten Business Days before the date of filing anticipated by Issuer in connection with such registration. Subject to Section 7(d), Issuer shall include in such underwriting all Registrable Securities held by the Pension Plan with respect to which Issuer has received a written request for inclusion therein within five Business Days after Issuer's notice of such proposed registration.

      (b) In the event that Issuer proposes to offer in an underwritten public offering for its own account, or for the account of any holder or holders of Common Stock, Common Stock registered pursuant to Rule 415, Issuer shall give the Pension Plan written notice of such proposed offering no less than ten Business Days before the date of commencement of distribution anticipated by Issuer in connection with such offering. Subject to Section 7(d), Issuer shall include in such offering all such Registrable Securities with respect to which Issuer has received a written request for inclusion therein within five Business Days after Issuer's notice of such proposed offering. Without limiting the generality of the foregoing, in order to so include such Registrable Securities, Issuer shall, to the extent necessary, file an amendment or supplement to the registration statement then in effect for the Common Stock or an additional registration statement for the Common Stock using a combined prospectus pursuant to Rule 429.

      (c) Issuer shall have sole discretion to select the lead underwriter and co-manager or co-managers to administer any offering of Registrable Securities pursuant to a Participation Registration. In the event that Issuer gives the Pension Plan notice of its intention to effect an offering pursuant to a Participation Registration and subsequently declines to proceed with such offering, the Pension Plan shall have no rights in connection with such offering; provided, however, that, subject to Section 3(f), at the request of the Pension Plan, the Pension Plan may proceed with such offering with respect to the Registrable Securities, which offering shall be deemed to be an Underwritten Transfer for all purposes hereunder. The Pension Plan shall participate in any offering of Registrable Securities pursuant to a Participation Registration in accordance with the same plan of distribution for such Participation Registration as Issuer or the holder or holders of Common stock that proposed such Participation Registration, as the case may be.

      (d) If there is a Share Limitation in connection with a Participation Registration, then Issuer shall include in such offering (i) first, the Common Stock that Issuer or such other holder or holders that proposed such Participation Registration proposes to Transfer, (ii) second, the securities of Issuer requested to be included in the offering by the Pension Plan and pursuant to contractual rights by the holder or holders thereof (other than the holder or holders of Common Stock that proposed such Participation Registration), reduced pro rata, if necessary, to avoid a Share limitation, and (iii) third, any other securities of Issuer, reduced pro rata, if necessary, to avoid a Share limitation.

      (e) The Pension Plan's right to sell securities pursuant to a Participation Registration shall terminate, and Issuer shall have no further obligation to notify the Pension Plan of a proposed Participation Registration, at such time as Issuer files an amendment pursuant to Section 4(c) removing any shares remaining unsold by the Pension Plan from registration.

8.    Holdback Period.

      (a) The Pension Plan agrees that for so long as the amount of Registrable Securities held by the Pension Plan equals or exceeds two percent of the total outstanding Common Stock, the Pension Plan will not make any Transfer of Registrable Securities (or any securities convertible into or exchangeable or exercisable for Common Stock or any securities the value of which is derived from Common Stock) during the period commencing with the filing date of a registration statement for any underwritten public offering of Common Stock (or any securities convertible into or exchangeable or exercisable for Common Stock or any securities the value of which is derived from Common Stock) by Issuer or, in the case of a Rule 415 registration statement, upon Issuer's notice of commencement of a distribution in connection with such offering, and continuing through the 90th day after the later of (i) the closing date of such offering or (ii) the closing date, if any, of the last exercise of an underwriters' over-allotment option in such offering, or on such earlier date as Issuer gives notice to the Pension Plan that Issuer declines to proceed with such offering, without the written consent of Issuer.

      (b) Issuer agrees not to make any Transfer of any Common Stock (or any securities convertible into or exchangeable or exercisable for Common Stock or any securities the value of which is derived from Common Stock) during the period commencing with the date of any notice of a proposed Underwritten Transfer and continuing through the 90th day after the later of (i) the closing date of such offering or (ii) the closing date, if any, of the last exercise of an underwriters' over-allotment option in such offering or on such earlier date as the Pension Plan gives notice to the Issuer that the Pension Plan declines to proceed with such Underwritten Transfer, except (i) for the issuance of shares of Common Stock upon the conversion, exercise or exchange, by the holder thereof, of options, warrants or other securities convertible into or exercisable or exchangeable for the Common Stock pursuant to the terms of such options, warrants or other securities (which, in the case of any conversion, exercise or exchange which is at Issuer's option, Issuer shall not call for conversion, exercise or exchange during such period (it being understood that nothing herein shall limit the right of Issuer to call for redemption any security convertible, exercisable or exchangeable for Common Stock or to issue shares of Common Stock to the extent a holder of any such security elects to convert, exercise or exchange such security in lieu of accepting any redemption payments)), (ii) pursuant to the terms of any other agreement to issue shares of Common Stock (or any securities convertible into or exchangeable or exercisable for the Common Stock) in effect on the date of the notice of a proposed Transfer, including any such agreement in connection with any previously disclosed acquisition, merger, consolidation or other business combination, and (iii) in connection with transfers to dividend reinvestment plans or pursuant to employee benefit plans, unless the underwriter or underwriters administering the offering in connection with such Underwritten Transfer otherwise consent. Notwithstanding the foregoing, the provision of this Section 8(b) shall be subject to the provisions of Section 3(f), and if Issuer exercises its rights of postponement pursuant to Section 3(f) with respect to any proposed Underwritten Transfer, the provisions of this Section 8(b) shall not apply unless and until such time as Issuer notifies the Pension Plan of the termination of such postponement and the Pension Plan notifies Issuer of its intention to continue with such proposed Underwritten Transfer.

9. Participation in Underwritten Transfer and Participation Registrations. The Pension Plan may not participate in any Underwritten Transfers or Participation Registrations hereunder unless the Pension Plan
(a) agrees to sell the Pension Plan's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custodian agreements and other documents required under the terms of such underwriting arrangements.

10. Other Registration Rights. Nothing herein shall restrict the authority of Issuer to grant to any Person the right to obtain registration under the Securities Act of any equity securities of Issuer, or any securities convertible into or exchangeable or exercisable for such securities.

11. Expenses. Issuer shall be responsible for all underwriting commissions or discounts in connection with an Underwritten Transfer or a Participation Registration, all federal and state filing fees (including all blue sky registration and qualification fees), all fees and expenses of its counsel and all independent certified public accountants and other Persons retained by Issuer and all costs or expenses incurred by Issuer in the performance of its obligations hereunder, the fees of Duff & Phelps Capital Markets Co. in furnishing the opinion referred to in Section 2(a), and the reasonable fees and expenses of one outside law firm representing the Pension Plan and other out-of-pocket expenses of the Pension Plan in connection with the filing of the Shelf Registration Statement pursuant to this Agreement or any amendment hereto; provided, however, that the selection of the law firm representing the Pension Plan shall be subject to the consent of Issuer, which consent shall not be unreasonably withheld. Issuer shall have the right to select the financial printer, if any, to be used in connection with the printing of any prospectus or offering memorandum issued in connection with any Transfer of Registrable Securities.

12.   Indemnification.

      (a) Issuer agrees to indemnify and hold harmless each of the Pension Plan, the Trustee and any successor thereto, the investment manager or managers acting on behalf of the Pension Plan with respect to the Registrable Securities and Persons (other than an Issuer Indemnitee as specified in Section 12(b)), if any, who control any of them within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each a "Plan Indemnitee"), from and against any and all costs and expenses reasonably incurred and losses, damages and other liabilities sustained by such Indemnitee and arising out of or caused by any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or any related prospectus relating to the Registrable Securities (as amended or supplemented if Issuer shall have furnished any amendments or supplements thereto), or arising out of or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, except insofar as such costs, expenses, losses, damages or other liabilities arise out of or are caused by any such untrue statement or omission included or omitted in conformity with information furnished to Issuer in writing by such Indemnitee or any Person acting on behalf of such Indemnitee expressly for use therein; provided, however, the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of such Indemnitee, if the Person asserting any claims, losses, damages or other liabilities against such Indemnitee purchased Registrable Securities and a copy of the prospectus (as then amended or supplemented if Issuer shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Indemnitee to such Person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such Person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such asserted claim, loss, damage or other liability.

      (b) The Trustee agrees, to the extent permitted under applicable law, and each underwriter selected shall agree, to indemnify and hold harmless each of Issuer, its directors, officers, employees and agents, and each person, if any, who controls Issuer within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act (each an "Issuer Indemnitee" and, together with Plan Indemnitees, an "Indemnitee"), to the same extent as the foregoing indemnity from Issuer, but only with respect to costs, expenses, losses, damages or other liabilities arising out of or caused by an untrue statement or omission included or omitted in conformity with information furnished in writing or confirmed by separate letter by or on behalf of the Pension Plan or such underwriter, as the case may be, expressly for use in the Shelf Registration Statement or any related prospectus relating to the Registrable Securities (as amended or supplemented if Issuer shall have furnished any amendments or supplements thereto). No claim against the assets of the Pension Plan shall be created by this Section 12(b), except as and to the extent permitted by applicable law.

      (c) In case any claim is asserted or any proceeding (including any governmental investigation) shall be instituted where indemnity may be sought by an Indemnitee pursuant to either of the preceding paragraphs of this Section 12, such Indemnitee shall promptly notify in writing the Person against whom such indemnity may be sought (the "Indemnitor"); provided, however, that the omission so to notify the Indemnitor shall not relieve the Indemnitor of any liability which it may have to such Indemnitee except to the extent that the Indemnitor was prejudiced by such failure to notify. The Indemnitor, upon request of the Indemnitee, shall retain counsel reasonably satisfactory to the Indemnitee to represent (subject to the following sentences of this section) the Indemnitee and any others the Indemnitor may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnitee shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the Indemnitor and the Indemnitee shall have mutually agreed to the retention of such counsel, (ii) the Indemnitor fails to take reasonable steps necessary to defend diligently any claim within ten calendar days after receiving written notice from the Indemnitee that the Indemnitee believes the Indemnitor has failed to take such steps, or
(iii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnitor and the Indemnitee and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests or legal defenses between them and, in all such cases, the Indemnitor shall only be responsible for the reasonable fees and expenses of such counsel. It is understood that the Indemnitor shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm (in addition to any local counsel) for all such Indemnitees not having actual or potential differing interests or legal defenses among them, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Pension Plan or any control Person of the Pension Plan, such firm shall be designated in writing by the Named Fiduciary. The Indemnitor shall not be liable for any settlement of any proceeding effected without its written consent.

      (d) If the indemnification provided for in this Section 12 is unavailable to an Indemnitee in respect of any costs, expenses, losses, damages or other liabilities referred to herein, then the Indemnitor, in lieu of indemnifying such Indemnitee hereunder, shall contribute to the amount paid or payable by such Indemnitee as a result of such costs, expenses, losses, damages or other liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee and Persons acting on behalf of or controlling the Indemnitee in connection with the statements or omissions or violations which resulted in such costs, expenses, losses, damages or other liabilities, as well as any other relevant equitable considerations. If the indemnification described in Section 12(a) or 12(b) is unavailable to an Indemnitee, the relative fault of Issuer, the Pension Plan and Persons acting on behalf of or controlling the Pension Plan shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Issuer or by Persons acting on behalf of the Pension Plan and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Indemnitor shall not be required to contribute pursuant to this Section 12(d) if there has been a settlement of any proceeding effected without its written consent. No claim against the assets of the Pension Plan shall be created by this Section 12(d), except as and to the extent permitted by applicable law.

      (e) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding section. Notwithstanding the provisions of this Section 12, the aggregate contribution by the Trustee under this Section 12 will not exceed the proceeds received by the Pension Plan from the Registrable Securities sold by it and the Trustee shall not be required to contribute under this
Section 12 in respect of any costs, expenses, losses, damages or other liabilities unless the same arise with reference to any information furnished to Issuer in writing or confirmed by separate letter by or on behalf of the Pension Plan expressly for use in the Shelf Registration Statement or the prospectus or any amendment or supplement thereto. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

      (f) The indemnification and contribution agreements contained in this Section 12 and the representations and warranties of Issuer and the Trustee contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement and
(ii) acceptance of and the payment by the buyer for any Registrable
Securities.

13.   Miscellaneous.

      (a) Succession. In the event that the Registrable Securities are to be converted into or exchanged for (or become the right to receive), or as a result of a spin-off include, securities of an issuer other than the Person who is then Issuer hereunder in connection with any transaction to which such Issuer is a party, such Issuer shall cause the issuer of such securities to agree, effective as of such conversion or exchange or spin-off, that all rights, obligations and restrictions of Issuer set forth in this Agreement, except for the rights, obligations and restrictions set forth in subsections (a) and (b) of Section 2 (which shall only be obligations of Inland Steel), shall continue to apply to such securities. As of the time of such conversion or exchange, subject to the exception set forth in the preceding sentence, such issuer shall be bound by this Agreement and shall succeed to all rights, restrictions and obligations of Issuer set forth in this agreement, all references to Issuer herein shall thereafter be deemed to be references to such issuer, and, except in the case of a spin-off, the predecessor Issuer shall be released from all obligations under this Agreement except for any obligations under Section 12 with respect to any registration of securities issued by such Issuer.
To evidence the foregoing, prior to the time of such conversion or exchange, Issuer may execute, and cause such issuer to execute, a Succession Agreement substantially in the form of Exhibit A attached hereto. Upon request, the Pension Plan shall acknowledge and agree to any such Succession Agreement as set forth therein. To the extent required and permissible under applicable law, as soon as reasonably practicable after such conversion or exchange, such issuer shall file with the Commission an amendment to the Shelf Registration Statement, if any, then in effect to ensure that such Shelf Registration Statement shall continue to apply to such securities. In the event such issuer is not eligible to register such securities on Form S-3, all references to Form S-3 herein shall thereafter be deemed to be references to Form S-1 or any other available form.

      (b) Termination. All rights, restrictions and obligations of Issuer and the Pension Plan, except with respect to any rights and obligations under Section 12 and the representations and warranties of Issuer and the Pension Plan contained in this Agreement, shall terminate and this Agreement shall have no further force and effect at such time as the Pension Plan no longer holds any Registrable Securities.

      (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented except by a writing signed by Issuer and the Pension Plan.

      (d) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and, except as specified herein, shall be made by hand delivery, by registered or certified first-class mail, return receipt requested, overnight courier or facsimile transmission:

           (i)   If to Issuer:

                 Inland Steel Industries, Inc.
                 30 West Monroe Street
                 Chicago, Illinois  60603
                 Attention: Treasurer
                 Telephone: (312) 899-3132
                 Facsimile: (312) 899-3921

                 with copies to:

                 Inland Steel Industries, Inc.
                 30 West Monroe Street
                 Chicago, Illinois  60603
                 Attention: Secretary
                 Telephone: (312) 899-3917
                 Facsimile: (312) 899-3921

                 and

                 Mayer, Brown & Platt
                 190 South LaSalle Street
                 Chicago, Illinois  60603
                 Attention:  Robert E. Curley
                 Telephone:  (312) 701-7306
                 Facsimile:  (312) 701-7711

           (ii)  If to the Pension Plan:

                 The Northern Trust Company
                 50 South LaSalle Street
                 Chicago, Illinois  60675
                 Attention: Philip W. Ollman
                 Telephone: (312) 444-7060
                 Facsimile: (312) 630-6062

                 and

                 The Northern Trust Company
                 50 South LaSalle Street
                 Chicago, Illinois  60675
                 Attention: John R. Goodwin
                 Telephone: (312) 444-7022
                 Facsimile: (312) 444-2263

                 with copies to:

                 Inland Steel Industries, Inc.
                 30 West Monroe Street
                 Chicago, Illinois  60603
                 Attention: Plan Administrator
                 Telephone: (312) 899-3413
                 Facsimile: (312) 899-3589

      All notices and communications shall be deemed to have been duly given and received: when delivered by hand, if hand delivered; the fifth Business Day after being deposited in the mail registered or certified, return receipt requested, first class postage prepaid, or earlier Business Day actually received, if mailed; the first Business Day after being deposited with an overnight courier, postage prepaid, if by overnight courier; upon oral confirmation of receipt, if by facsimile transmission. Each party agrees promptly to confirm receipt of all notices.

      Whenever notices are required to be given by Issuer, such notices may only be given by the Treasurer of Issuer or another officer or employee of Issuer designated by the Treasurer in advance in writing to the recipient of such notice. Whenever notices are required to be given by any investment manager (including the Trustee) with respect to the registrable securities, such notices may only be given by an officer or employee of such investment manager designated in advance in writing to the recipient of such notice.

      (e) No Third Party Beneficiaries. This Agreement shall be for the sole and exclusive benefit of Issuer, the Pension Plan, the Trustee and any other investment manager or managers acting on behalf of the Pension Plan with respect to the Registrable Securities, and their respective successors, and directors, trustees, officers, employees, agents and controlling Persons indemnified hereunder. Nothing in this agreement shall be construed to give any other Person any legal or equitable right, remedy or claim under this Agreement.

      (f) Descriptive Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not constitute a part hereof.

      (g) Cooperation. Each party hereto shall take such further action, and execute such additional documents, as may be reasonably required by any other party hereto in order to carry out the purposes of this Agreement.

      (h) Binding Effect; Assignment. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by each of the parties and their successors and the directors, trustees (including, without limitation, any successor trustee for the Pension Plan), officers, employees, agents and controlling Persons of the parties. Except for an assignment to a successor trustee or to an investment manager as stated herein, and except as contemplated in Section 13(a), none of the rights or obligations under this Agreement shall be assigned by the Pension Plan without the consent of Issuer or by Issuer without the consent of the Pension Plan.

      (i) Counterparts. This Agreement may be executed in counterparts, and shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other party. Each such counterpart hereof shall be deemed to be an original, and all of such counterparts together shall constitute one and the same instrument.

      (j) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal laws (and not the laws of conflict) of the State of Illinois, except to the extent that the laws of the United States or of the state or jurisdiction of incorporation or organization of Issuer from time to time specifically apply to questions concerning the relative rights of Issuer and the stockholders of Issuer in their capacities as such.

      (k) Acknowledgements. The Pension Plan agrees that it will obtain written acknowledgments, and provide a copy of such acknowledgments to Issuer, from each of its investment managers with respect to the Registrable Securities (other than the Trustee) confirming that such entity has received and reviewed this Agreement and will comply with the terms of this Agreement applicable to it.

                              *     *     *

      IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this Registration Agreement on the date first above written.

                                 INLAND STEEL INDUSTRIES, INC.



                                 By: /s/ Vicki L. Avril
                                    Name: Vicki L. Avril
                                    Title: Treasurer



                                 INLAND STEEL INDUSTRIES PENSION PLAN

                                 By:   THE NORTHERN TRUST COMPANY,
                                         As Trustee


                                 By: /s/ Philip W. Ollman
                                    Name: Philip W. Ollman
                                    Title: Vice President



                                                               EXHIBIT A
                          SUCCESSION AGREEMENT

      This Agreement is entered into as of _________ __, ____, by and between _________________, a ___________ corporation ("Predecessor"), and
______________, a ___________ corporation ("Successor"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Stock Contribution and Registration Rights Agreement, dated as of ________ __, 1995 (the "Registration Rights Agreement") by and between Inland Steel Industries, Inc., a Delaware corporation ("Inland Steel"), and The Northern Trust Company, as trustee (the "Trustee") of a trust established under the Inland Steel Industries Pension Plan (the "Pension Plan"), for the account of and on behalf of the Pension Plan.

      WHEREAS, Predecessor is currently the issuer of the securities referred to as the "Registrable Securities" and "Common Stock" in the Registration Rights Agreement and generally has the rights and the obligations of Issuer under the Registration Rights Agreement; and

      WHEREAS, pursuant to _________________ (the "Transaction"), shares of Common Stock shall be [converted into] [exchanged for] securities of Successor the ("Successor Securities"), effective as of ___________ __, ____ (the "[Conversion] [Exchange] Date"); and

      WHEREAS, the Registration Rights Agreement contemplates that in the event of a transaction such as the Transaction, Successor shall generally succeed to the rights and obligations of Issuer under the Registration Rights Agreement;

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Predecessor and Successor hereby agree as follows:

1.    Succession.

      (a) Effective as of the [Conversion] [Exchange] Date, all rights, obligations and restrictions with respect to shares of Common Stock (including Registrable Securities) set forth in the Registration Rights Agreement shall apply to the Successor Securities.

      (b) Effective as of the [Conversion] [Exchange] Date, Successor shall be bound by the Registration Rights Agreement and shall succeed to all rights, restrictions and obligations of Issuer set forth in the Registration Rights Agreement, all references to Issuer therein shall hereafter be deemed to be references to Successor, and Predecessor shall be released from all obligations under the Registration Rights Agreement.

      (c) Notwithstanding subsections (a) and (b) above, (i) all rights and obligations in Sections 1(a) and 1(b) of the Registration Rights Agreement shall remain rights and obligations of Inland Steel and (ii) Predecessor shall not be released from any obligations under Section 12 of the Registration Rights Agreement with respect to any registration of securities issued by Predecessor.

2. Cooperation. Predecessor and Successor shall take such further action, and execute such additional documents, as may be reasonably requested by either party in order to carry out the purposes of this Agreement.

3. Counterparts. This Agreement may be executed in counterparts, and shall be deemed to have been duly executed and delivered by all parties when each party has executed a counterpart hereof and delivered an original or facsimile copy thereof to the other party. Each such counterpart hereof shall be deemed to be an original, and all of such counterparts together shall constitute one and the same instrument.


                              *     *     *

      IN WITNESS WHEREOF, the parties hereto, being duly authorized, have executed and delivered this Succession agreement on the date first above written.


                                       PREDECESSOR:

                                       _________________________________

                                       By:  _____________________________
                                       Name:
                                       Title:

                                       SUCCESSOR:

                                       __________________________________

                                       By:  _____________________________
                                       Name:
                                       Title:


      This Succession Agreement (including, without limitation, the release of the Predecessor from obligations under the Registration Rights Agreement as set forth herein (except as provided in Section 1(c) above)) is acknowledged and agreed to as of this ___ day of ________________, ____.


Inland Steel Industries Pension Plan

By:  [Trustee]


By:  _________________________________
Name:
Title: